Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Chiasma, Inc. (the “Company”) for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers herby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to his knowledge:

1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated in the Report.

Date: May 5, 2021	/s/ Raj Kannan
Raj Kannan
President, Chief Executive Officer and Director (Principal Executive Officer)

Date: May 5, 2021	/s/ John Doyle
John Doyle
Senior Vice President, Chief Financial Officer (Principal Financial Officer)